                             NOTICE TO EXTEND LEASE



NORTHWEST TELEPRODUCTIONS, INC., a Minnesota corporation, is the Tenant under that lease dated the 24th day of June, 1998, between Tenant and LINDUE LLC, a Minnesota limited liability company. The premises which are the subject of said lease are the building and improvements located at 4455 West 77th Street, Edina, Minnesota, upon the land legally described as follows:

     TRACT R, REGISTERED LAND SURVEY NO. 1218, FILE OF REGISTRAR OF TITLES, COUNTY OF HENNEPIN, MINNESOTA.

Said lease is hereinafter referred to as "the Lease."

Subject to the provisions of Section 2(b) of the Lease, Tenant here by exercises its right to extend the Lease Term of the Lease for an additional sixty (60) months, through and including June 30, 2006; and the Lease Term is hereby so extended.

This Notice To Extend Lease is given this 3rd day of January, 2000.



NORTHWEST TELEPRODUCTIONS, INC.

By: /s/ Phillip A. Staden
    ----------------------
        Phillip A. Staden
    ----------------------
    Its President
       -------------------

Receipt of this Notice To Extend Lease is acknowledged this 21 of February,
2000.


LINDUE, LLC
By:
    /s/ Neil Peterson
    ----------------------
    Neil Peterson
    ----------------------

    Its Property Mgr.
       -------------------